MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.         Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 1999               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended March 31, 1999, the domestic fixed-income markets were subject to highly volatile yield shifts. As the period began, potential fallout from economic turmoil in Russia and Latin America, as well as major losses by hedge funds, perpetuated an ongoing flight to quality and a decoupling of the corporate bond and Treasury markets. With only companies having the best credit ratings being able to borrow funds, corporate bond prices were sharply lower in late 1998. Having cut interest rates once in late September to attack the evaporation in corporate liquidity, the Federal Reserve Board cut rates two additional times during the period, reducing the federal-funds rate to 4.75 percent. This action clearly demonstrated a shift in focus by the central bank from an anti-inflationary stance toward one of avoiding recession and helped drive down Treasury yields to some of their lowest levels in decades.

The central bank's commitment toward preventing recession at home and easing financial turmoil abroad led to an increase in demand for corporate bonds, which in turn resulted in higher bond prices. To ensure continued liquidity, the Fed cut rates two times during the period, with the federal-funds rate settling in at 4.75 percent by mid November. As a result, the U.S. economy grew at a startling 6.1 percent rate in the fourth quarter of 1998 and began 1999 on a strong footing.

Despite this robust growth and an unemployment rate of only 4.2 percent during the period under review, inflation remained dormant throughout the period. Nevertheless, the surge in production, coupled with renewed acceleration in stock prices, was sufficient to send fixed-income yields higher in early 1999, although the corporate bond sector did benefit from improving liquidity and a perception of continued healthy economic growth.

PERFORMANCE

For the six-month period ended March 31, 1999, Morgan Stanley Dean Witter Income Securities posted a return of -0.77 percent based on a change in net asset value
(NAV) from $19.04 per share to $18.23

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

per share and reinvestment of dividends. Based on a change in market value on the New York Stock Exchange from $17.75 per share to $18.50 per share, and reinvestment of dividends, the Fund provided a total return of 8.02 percent for the six-month period. Over the same period, the Lehman Brothers Government/Corporate Bond Index registered a total return of -1.07 percent.

The Fund's performance over the period under review was reflective of the sharp rise in interest rates, tempered by a somewhat more favorable market for corporate bonds as 1998's flight to quality began to reverse itself in early 1999. The Fund also benefited from its emphasis on Baa-rated issues, which on March 31, 1999, accounted for nearly 52 percent of its invested assets. According to Lehman Brothers, these issues were the best investment-grade corporate bond performers for the period, with a total return of 0.45 percent, compared to -0.35 percent for A-rated issues and -1.26 percent for Aaa-rated issues.

Hindering the Fund's overall performance was its callable bond and sinking-fund holdings (just under 50 percent of its assets). While callable bonds underperformed noncallable bonds as credit spreads compressed during the first three months of the period, they do provide the Fund with an attractive level of income.

PORTFOLIO STRATEGY

On March 31, 1999, corporate bonds comprised 92.2 percent of the Fund's assets, with 7.7 percent in U.S. Treasuries and the remainder in money market instruments. The portfolio was diversified among 61 issues, with an average coupon of 8.43 percent and an average quality rating of BBB. On March 31, 1999, the portfolio's average maturity, adjusted for likely calls, was 12.42 years.

The combination of higher interest rates and wider spreads available during most of the period also prompted the Fund to reduce its exposure to U.S. Treasuries and increase its average duration through the purchase of corporate bonds with maturities of 10 to 30 years. The Fund's portfolio was further extended by the tendering of $6.7 million Pacific Telephone bonds callable in 2001. Proceeds from this transaction were reinvested in corporate bonds maturing from 2002 to 2008 at substantially higher yields. The largest increases in allocation were to the industrial and finance sectors, while the Fund's exposure to the telephone sector was reduced. At the end of the period under review, the Fund's average duration was 6.22 years, compared to 5.72 years six months earlier.

LOOKING AHEAD

Corporate America admirably weathered the international economic turmoil that occurred during the latter half of 1998, largely due to the Federal Reserve Board's accommodative monetary policy. As the

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

Fund enters the second half of its fiscal year, we believe that the fundamentally sound U.S. economy and the relative calm on the international economic front require no further assistance from lower interest rates. As a result, intermediate- and longer-term interest rates are returning to a more traditional relationship with overnight rates. With a strong equity market and the economy at virtually full employment, investors are once again on an inflation watch. While currently there are no sightings of it on the horizon, due in large part to improving productivity, the beginnings of a worldwide recovery could stimulate pricing pressure, initially in raw materials and in turn to consumer goods. However, for the time being economic uncertainty still pervades Asia and Latin America, making any reversal of current Federal Reserve policy unlikely. Given this balance of health at home and the international uncertainty, we believe that the interest-rate outlook is likely to be relatively stable in the months ahead.

Finally, we would like to remind you that the Directors have approved a procedure whereby the Fund may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Fund purchased 5,000 shares of common stock at a weighted average market discount of 5.04 percent.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co., and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,
/s/ CHARLES A. FIUMEFREDDO                 /S/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
Chairman of the Board                      President

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 17, 1998, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
For.....................  9,052,602
Withheld................    158,314

Charles A. Fiumefreddo
For.....................  9,061,421
Withheld................    149,495

Edwin J. Garn
For.....................  9,055,499
Withheld................    155,417

John R. Haire
For.....................  9,045,290
Withheld................    165,626

Wayne E. Hedien
For.....................  9,063,555
Withheld................    147,361

Dr. Manuel H. Johnson
For.....................  9,064,845
Withheld................    146,071

Michael E. Nugent
For.....................  9,055,925
Withheld................    154,991

Philip J. Purcell
For.....................  9,062,901
Withheld................    148,015

John L. Schroeder
For.....................  9,068,424
Withheld................    142,492

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
    ACCOUNTANTS:

For.........................................................  8,960,197
Against.....................................................     54,731
Abstain.....................................................    195,988

(3) APPROVAL OF A PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE FUND TO CHANGE THE NAME OF THE FUND TO "MORGAN STANLEY DEAN WITTER INCOME SECURITIES":

For.........................................................  8,595,434
Against.....................................................    316,466
Abstain.....................................................    299,016

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (90.4%)
            Accident & Health Insurance (1.9%)
 $4,000     Provident Companies Inc. ............   7.00 %   07/15/18    $ 4,012,000
                                                                         -----------

            Aerospace (2.6%)
  5,000     Northrop Grumman Corp. ..............   9.375    10/15/24      5,583,400
                                                                         -----------

            Airlines (2.7%)
  5,000     Delta Air Lines, Inc. ...............   9.30     01/02/10      5,855,050
                                                                         -----------

            Cable Television (3.8%)
  7,450     Tele-Communications, Inc. ...........   8.75     02/15/23      8,149,629
                                                                         -----------

            Construction/Agricultural
            Equipment/Trucks (0.9%)
  2,000     Cummins Engine Co., Inc. ............   7.125    03/01/28      1,884,820
                                                                         -----------

            Department Stores (7.0%)
  5,800     Dayton Hudson Corp. .................   8.50     12/01/22      6,188,426
  5,597     May Department Stores Co. ...........   8.30     07/15/26      6,133,640
  2,800     Neiman Marcus Group Inc..............   7.125    06/01/28      2,691,920
                                                                         -----------
                                                                          15,013,986
                                                                         -----------
            Discount Chains (2.4%)
  2,350     Kmart Corp. .........................  13.50     01/01/09      2,429,430
  2,500     Kmart Corp. .........................   9.35     01/02/20      2,698,175
                                                                         -----------
                                                                           5,127,605
                                                                         -----------
            Electric Utilities (8.5%)
  1,000     Cleveland Electric Illuminating Co.
            (Series B)...........................   9.50     05/15/05      1,078,390
  4,500     Commonwealth Edison Co. .............   8.375    02/15/23      4,742,190
  3,000     Gulf States Utilities Co. ...........   8.94     01/01/22      3,075,000
  2,000     Louisiana Power & Light Co. .........   8.75     03/01/26      2,033,080
  2,000     Niagara Mohawk Power Corp. ..........   9.50     03/01/21      2,122,260
  5,000     Niagara Mohawk Power Corp. ..........   8.75     04/01/22      5,373,850
                                                                         -----------
                                                                          18,424,770
                                                                         -----------
            Electronic Production Equipment
            (2.1%)
  4,500     Applied Materials, Inc. .............   7.125    10/15/17      4,479,255
                                                                         -----------

            Finance - Automotive (0.5%)
  1,000     Ford Capital BV (Netherlands)........   9.50     07/01/01      1,077,230
                                                                         -----------

            Finance Companies (1.0%)
  2,000     John Deere Capital Corp. ............   8.625    08/01/19      2,218,900
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Foreign Government Obligation (0.9%)
 $2,000     Israel (State of)....................   7.25 %   12/15/28    $ 1,847,320
                                                                         -----------

            Forest Products (4.9%)
  6,000     Georgia Pacific Co. .................   9.625    03/15/22      6,736,620
  4,000     Noranda Forest, Inc. (Canada)........   6.875    11/15/05      3,860,720
                                                                         -----------
                                                                          10,597,340
                                                                         -----------
            Home Building (0.9%)
  2,000     Oakwood Homes Corp. .................   8.25     03/01/09      1,963,740
                                                                         -----------

            Hospital/Nursing Management (0.4%)
  1,000     Columbia/HCA Healthcare Corp. .......   7.19     11/15/15        836,350
                                                                         -----------

            Integrated Oil Companies (2.4%)
  5,000     Phillips Petroleum Co. ..............   8.49     01/01/23      5,219,350
                                                                         -----------

            Life Insurance (1.7%)
  3,500     American General Corp. ..............   9.625    07/15/00      3,668,315
                                                                         -----------

            Major Banks (4.1%)
  6,000     Continental Bank N.A. ...............  12.50     04/01/01      6,752,460
  2,000     First National Bank of Boston........   8.00     09/15/04      2,161,500
                                                                         -----------
                                                                           8,913,960
                                                                         -----------
            Major U.S. Telecommunications (5.7%)
  7,000     AT&T Corp. ..........................   8.625    12/01/31      7,765,030
  2,000     Sprint Capital Corp. ................   6.875    11/15/28      1,971,180
  2,500     WorldCom, Inc. ......................   6.95     08/15/28      2,543,875
                                                                         -----------
                                                                          12,280,085
                                                                         -----------
            Managed Health Care (0.7%)
  2,000     MedPartners, Inc. ...................   7.375    10/01/06      1,580,000
                                                                         -----------

            Media Conglomerates (6.0%)
  3,300     News America Holdings, Inc. .........   8.25     08/10/18      3,654,552
  2,900     News America Holdings, Inc. .........   7.75     02/01/24      3,051,554
  3,000     Time Warner Entertainment Co. .......   9.625    05/01/02      3,308,010
  2,500     Time Warner Entertainment Co. .......   8.375    07/15/33      2,918,350
                                                                         -----------
                                                                          12,932,466
                                                                         -----------
            Mid-Sized Banks (1.1%)
  2,349     Capital One Bank.....................   6.70     05/15/08      2,310,171
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Motor Vehicles (3.9%)
 $2,600     Ford Motor Co. ......................   8.875%   11/15/22    $ 2,914,990
  5,000     General Motors Corp. ................   8.10     06/15/24      5,384,200
                                                                         -----------
                                                                           8,299,190
                                                                         -----------
            Natural Gas (0.5%)
  1,000     Panhandle Eastern Corp. .............   8.625    04/15/25      1,100,860
                                                                         -----------

            Non-U.S. Utilities (1.3%)
  3,000     United Utilities Corp.
             (United Kingdom)....................   6.875    08/15/28      2,877,630
                                                                         -----------

            Office Equipment/Supplies (1.1%)
  2,000     Ikon Office Solutions, Inc. .........   6.75     12/01/25      1,544,280
  1,000     Ikon Office Solutions, Inc. .........   7.30     11/01/27        824,550
                                                                         -----------
                                                                           2,368,830
                                                                         -----------
            Oil & Gas Production (2.2%)
  5,200     Lasmo (USA), Inc. ...................   8.375    06/01/23      4,753,164
                                                                         -----------

            Oil Refining/Marketing (1.8%)
  3,500     Diamond Shamrock Corp. ..............   8.00     04/01/23      3,474,100
    500     Pennzoil - Quaker State..............   7.375    04/01/29        494,920
                                                                         -----------
                                                                           3,969,020
                                                                         -----------
            Oilfield Services/Equipment (1.3%)
  3,000     Petro Geo-Services...................   7.125    03/30/28      2,794,050
                                                                         -----------

            Other Metals/Minerals (2.1%)
  5,000     Cyprus Amax Minerals Co. ............   8.375    02/01/23      4,639,250
                                                                         -----------

            Other Specialty Stores (1.0%)
  2,000     Staples, Inc. .......................   7.125    08/15/07      2,053,960
                                                                         -----------

            Packaged Foods (1.3%)
  3,000     Borden, Inc. ........................   9.20     03/15/21      2,911,920
                                                                         -----------

            Paper (1.3%)
  3,000     Abitibi-Consolidated Inc. (Canada)...   7.50     04/01/28      2,809,410
                                                                         -----------

            Railroads (4.0%)
  3,500     Burlington Northern Santa Fe.........   6.875    12/01/27      3,488,660
  4,975     Union Pacific Corp. .................   7.875    02/01/23      5,123,703
                                                                         -----------
                                                                           8,612,363
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Specialty Chemicals (3.2%)
 $5,000     Equistar Chemical LP.................   7.55 %   02/15/26     $ 4,195,300
  3,200     Millennium America, Inc. ............   7.625    11/15/26       2,791,296
                                                                         ------------
                                                                            6,986,596
                                                                         ------------
            Steel/Iron Ore (1.1%)
  2,000     Pohang Iron & Steel Co.
             (South Korea)                          7.125    11/01/06       1,838,520
    590     Weirton Steel Corp. .................  10.875    10/15/99         595,163
                                                                         ------------
                                                                            2,433,683
                                                                         ------------
            Tools/Hardware (2.1%)
  5,000     Toro Co. ............................   7.80     06/15/27       4,591,950
                                                                         ------------

            TOTAL CORPORATE BONDS
            (Identified Cost $193,561,844)............................    195,177,618
                                                                         ------------

            U.S. GOVERNMENT OBLIGATIONS (7.6%)
  4,000     U.S. Treasury Note...................   7.75     11/30/99       4,076,600
  9,825     U.S. Treasury Note...................   8.50     02/15/00      10,128,298
  2,000     U.S. Treasury Note...................   8.50     11/15/00       2,107,640
                                                                         ------------

            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $16,649,976).............................     16,312,538
                                                                         ------------

            SHORT-TERM INVESTMENT (0.0%)
            REPURCHASE AGREEMENT
    102     The Bank of New York (dated 03/31/99;
             proceeds $101,954) (a)
            (Identified Cost $101,940)...........   4.875%   04/01/99     $   101,940
                                                                         ------------

            TOTAL INVESTMENTS
            (Identified Cost $210,313,760) (b).................  98.0%    211,592,096

            OTHER ASSETS IN EXCESS OF LIABILITIES...............  2.0       4,392,851
                                                                -----    ------------

            NET ASSETS........................................  100.0%   $215,984,947
                                                                =====    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued


---------------------
(a) Collateralized by $15,000 U.S. Treasury Bond 11.625% due 11/15/02 valued at $18,760, $13,929 U.S. Treasury Bond 10.75% due 08/15/05 valued at $18,050,
     $19,000 U.S. Treasury Bond 6.00% due 02/15/26 valued at $19,394, $14,000
     U.S. Treasury Note 6.25% due 06/30/02 valued at $14,662, $10,000 U.S.
     Treasury Note 5.875% due 08/31/99 valued at $10,095, $1,512 U.S. Treasury
     Note 4.75% due 11/15/08 valued at $1,482, $4,000 U.S. Treasury Note 5.25%
     due 01/31/01 valued at $4,050 and $17,000 U.S. Treasury Note 5.875% due 11/15/99 valued at $17,487.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,763,139 and the aggregate gross unrealized depreciation is $5,484,803, resulting in net unrealized appreciation of $1,278,336.

                         SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $210,313,760).............................  $211,592,096
Interest receivable.........................................     4,619,574
Prepaid expenses and other assets...........................         4,951
                                                              ------------

    TOTAL ASSETS............................................   216,216,621
                                                              ------------

LIABILITIES:
Investment management fee payable...........................        97,788
Accrued expenses and other payables.........................       133,886
                                                              ------------

    TOTAL LIABILITIES.......................................       231,674
                                                              ------------

    NET ASSETS..............................................  $215,984,947
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $233,798,943
Net unrealized appreciation.................................     1,278,336
Accumulated undistributed net investment income.............       981,065
Accumulated net realized loss...............................   (20,073,397)
                                                              ------------

    NET ASSETS..............................................  $215,984,947
                                                              ============

NET ASSET VALUE PER SHARE,
    11,845,218 shares outstanding
    (15,000,000 shares authorized of $.01 par value)........        $18.23
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF OPERATIONS
For the six months ended March 31, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $  8,625,128
                                                              ------------

EXPENSES
Investment management fee...................................       548,818
Transfer agent fees and expenses............................        89,636
Professional fees...........................................        34,440
Shareholder reports and notices.............................        19,120
Directors' fees and expenses................................        10,615
Registration fees...........................................         8,766
Custodian fees..............................................         8,688
Other.......................................................         9,521
                                                              ------------

    TOTAL EXPENSES..........................................       729,604
                                                              ------------

    NET INVESTMENT INCOME...................................     7,895,524
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................       907,044
Net change in unrealized appreciation.......................   (10,491,761)
                                                              ------------

    NET LOSS................................................    (9,584,717)
                                                              ------------

NET DECREASE................................................  $ (1,689,193)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE SIX
                                                    MONTHS ENDED       FOR THE YEAR
                                                     MARCH 31,             ENDED
                                                        1999        SEPTEMBER 30, 1998
----------------------------------------------------------------------------------------
                                                    (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................  $ 7,895,524        $ 16,028,564
Net realized gain.................................      907,044           3,695,308
Net change in unrealized appreciation.............  (10,491,761)          3,397,794
                                                   ------------        ------------

    NET INCREASE (DECREASE).......................   (1,689,193)         23,121,666

Dividends from net investment income..............   (7,818,031)        (15,708,371)
Net decrease from capital stock transactions......      (90,463)         (1,589,247)
                                                   ------------        ------------

    NET INCREASE (DECREASE).......................   (9,597,687)          5,824,048
NET ASSETS:
Beginning of period...............................  225,582,634         219,758,586
                                                   ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $981,065 and $903,572, respectively)....... $215,984,947        $225,582,634
                                                   ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Income Securities, Inc. (the "Fund"), formerly InterCapital Income Securities Inc., is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. The Fund commenced operations on April 6, 1973.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation or debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued


based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999 aggregated $33,406,215 and $33,351,722, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $14,279,838 and $16,390,625, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1999 included in Directors' fees and expenses in the Statement of Operations amounted to $3,072. At March 31, 1999, the Fund had an accrued pension liability of $52,042 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. CAPITAL STOCK

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1997.................................  11,942,418   $119,422    $235,360,007
Treasury shares purchased and retired (weighted average
 discount 7.77%)*...........................................     (92,200)      (922)     (1,588,325)
Reclassification due to permanent book/tax differences......      --          --               (776)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  11,850,218    118,500     233,770,906
Treasury shares purchased and retired (weighted average
 discount 5.04%)*...........................................      (5,000)       (50)        (90,413)
                                                              ----------   --------    ------------
Balance, March 31, 1999.....................................  11,845,218   $118,450    $233,680,493
                                                              ==========   ========    ============

---------------------
* The Directors have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued


5. DIVIDENDS

On March 31, 1999, the Fund declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE            DATE
---------  -------------  --------------
  $0.11    April 9, 1999  April 23, 1999
  $0.11      May 7, 1999    May 21, 1999
  $0.11     June 4, 1999   June 18, 1999

6. FEDERAL INCOME TAX STATUS

At September 30, 1998, the Fund had a net capital loss carryover of approximately $20,956,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        1999              2000       2003       2004
---------------------   --------   --------   --------
       $9,218            $2,391     $6,713     $2,634
       ======            ======     ======     ======

MORGAN STANLEY DEAN WITTER INCOME SECURITIES INC.

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                             FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30
                                                             MONTHS ENDED    ----------------------------------------------------
                                                            MARCH 31, 1999     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period......................       $19.04        $18.40    $ 17.42    $ 18.02     $16.93    $ 19.11
                                                                 ------        ------    -------    -------     ------    -------

Income (loss) from investment operations:
 Net investment income....................................         0.67          1.35       1.37       1.41       1.51       1.62
 Net realized and unrealized gain (loss)..................        (0.82)         0.60       0.91      (0.64)      1.08      (2.18)
                                                                 ------        ------    -------    -------     ------    -------

Total income (loss) from investment operations............        (0.15)         1.95       2.28       0.77       2.59      (0.56)
                                                                 ------        ------    -------    -------     ------    -------

Less dividends and distributions from:
 Net investment income....................................        (0.66)        (1.32)     (1.32)     (1.14)     (1.49)     (1.62)
 Paid-in-capital..........................................           --            --         --      (0.24)     (0.01)        --
                                                                 ------        ------    -------    -------     ------    -------

Total dividends and distributions.........................        (0.66)        (1.32)     (1.32)     (1.38)     (1.50)     (1.62)
                                                                 ------        ------    -------    -------     ------    -------

Anti-dilutive effect of acquiring treasury shares.........           --          0.01       0.02       0.01         --         --
                                                                 ------        ------    -------    -------     ------    -------

Net asset value, end of period............................       $18.23        $19.04    $ 18.40    $ 17.42     $18.02    $ 16.93
                                                                 ======        ======    =======    =======     ======    =======

Market value, end of period...............................       $18.50        $17.75    $16.688    $15.875     $16.25    $16.875
                                                                 ======        ======    =======    =======     ======    =======

TOTAL RETURN+.............................................         8.02%(1)     14.75%     14.06%      6.39%      5.24%    (14.12)%

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................         0.66%(2)      0.65%      0.65%      0.65%      0.69%      0.68%

Net investment income.....................................         7.12%(2)      7.19%      7.69%      8.03%      8.75%      9.02%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...................     $215,985      $225,583   $219,759   $210,675   $219,892   $206,526

Portfolio turnover rate...................................           15%(1)        42%        63%        88%        50%        82%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

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

                      (This Page Intentionally Left Blank)

BOARD OF DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
INCOME
SECURITIES INC.





Semiannual Report
March 31, 1999